Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

I, Michael Lunsford, Interim Chief Executive Officer of RealNetworks, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of RealNetworks, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of RealNetworks, Inc.

Date: August 8, 2011

By:	/s/ Michael Lunsford
	Name:	Michael Lunsford
	Title:	Interim Chief Executive Officer,
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to RealNetworks, Inc. and will be retained by RealNetworks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.